UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021 (September 15, 2021)

GREAT WESTERN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)
Delaware	001-36688	47-1308512
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
225 South Main Avenue
Sioux Falls, South Dakota 57104
(Address of principal executive offices)
(Zip Code)

(605) 334-2548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On September 15, 2021 (the “Signing Date”), Great Western Bancorp, Inc. a Delaware corporation (“GWB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Interstate BancSystem, Inc., a Montana corporation (“FIBK”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, GWB will merge with and into FIBK (the “Merger”), with FIBK continuing as the surviving corporation in the Merger (the “Surviving Entity”). Immediately following the Merger, GWB’s wholly owned banking subsidiary, Great Western Bank, will merge with and into FIBK’s wholly owned banking subsidiary, First Interstate Bank (the “Bank Merger”), with First Interstate Bank continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of FIBK and GWB.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.01 per share, of GWB (“GWB Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by FIBK or GWB, will be converted into the right to receive 0.8425 shares (such shares, the “Merger Consideration”) of Class A common stock, no par value, of FIBK (“FIBK Class A Common Stock”) and cash in lieu of fractional shares and (ii) each outstanding equity award in respect of shares of GWB Common Stock will vest and be cancelled and converted automatically into the right to receive the Merger Consideration (with any performance-based awards vesting at the greater of the target and actual level of performance, as determined by the Board of Directors of GWB or a committee thereof prior to the Effective Time).

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both FIBK and GWB and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its shareholders or stockholders, as applicable, to approve the Merger Agreement (including the issuance of shares of FIBK Class A Common Stock pursuant to the Merger Agreement) and the Articles Amendment (as defined below), in the case of FIBK, or the Merger Agreement, in the case of GWB, and, subject to certain exceptions, to recommend that its shareholders or stockholders, as applicable, approve the Merger Agreement and the Articles Amendment, in the case of FIBK, or the Merger Agreement, in the case of GWB, and (3) its non-solicitation obligations related to alternative business combination proposals.

Under the Merger Agreement, each of FIBK and GWB has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger and the Bank Merger). Notwithstanding such general obligation to obtain such consents of governmental authorities, neither FIBK nor GWB is required to take any action that would reasonably be expected to have a material adverse effect on the Surviving Entity and its subsidiaries, taken as a whole, after giving effect to the Merger (measured on a scale relative to the size of FIBK and its subsidiaries, taken as a whole) (a “Burdensome Condition”).

Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, the Board of Directors of the Surviving Entity will be comprised of sixteen (16) directors, of which (i) one (1) will be the Chief Executive Officer of FIBK as of immediately prior to the Effective Time, (ii) an additional ten (10) will be members of the Board of Directors of FIBK as of immediately prior to the Effective Time, designated by FIBK (the directors referred to in clauses (i) and (ii), the “FIBK Directors”) and (iii) an additional five (5) will be members of the Board of Directors of GWB as of immediately prior to the Effective Time, designated by GWB (the directors referred to in this clause (iii), the “GWB Directors”), with the parties to cooperate in good faith between the Signing Date and the Effective Time to agree on the selection of the GWB Directors and their respective classes and committee appointments; provided that the GWB Directors must meet any applicable requirements or standards that may be imposed by a regulatory agency for service on the Board of Directors of FIBK. The Merger Agreement also provides that the GWB Directors will be apportioned among the three (3) classes of the Board of Directors of the Surviving Entity as nearly evenly as is possible. In addition, pursuant to the Merger Agreement, the Surviving Entity, the Board of Directors of the Surviving Entity and the Governance and Nominating Committee of the Board of Directors of the Surviving Entity will take all actions necessary to nominate the GWB Directors for reelection to the Board of Directors of the Surviving Entity at the first annual meeting of shareholders of the Surviving Entity following the Effective Time, and thereafter (provided such directors continue to meet the director qualification and eligibility criteria of the Governance and Nominating Committee of the Board of Directors of the Surviving Entity) any GWB Director whose class term expires in fewer than three (3) years from the date on which closing of the Merger occurs (the “Closing Date”) will be nominated for reelection to the Board of Directors of the Surviving Entity upon the expiration of his or her term, so that each GWB Director will serve as a member of the Board of Directors of the Surviving Entity for a minimum of three (3) full years from the Closing Date.

The Merger Agreement also provides that (i) the Chairman of GWB as of immediately prior to the Effective Time will be appointed to the Executive Committee of the Board of Directors of the Surviving Entity effective as of the Effective Time and (ii) each GWB Director will be given due consideration for committee service to the same extent as the FIBK Directors and will be appointed to at least two (2) standing committees of the Board of Directors of the Surviving Entity effective as of the Effective Time.

In connection with the completion of the Merger, FIBK’s articles of incorporation will be amended to reflect certain governance matters and to increase the number of authorized shares of FIBK Class A Common Stock from 100 million to 150 million (the “Articles Amendment”).

Conversion of FIBK Class B Common Stock

The Merger Agreement provides that, prior to the first annual meeting of shareholders of the Surviving Entity following the Effective Time, the Board of Directors of the Surviving Entity will, in accordance with the articles of incorporation of the Surviving Entity and applicable law, adopt any resolutions and take any actions that are necessary or appropriate to determine that the number of shares of Class B common stock, no par value, of FIBK (the “FIBK Class B Common Stock” and, together with the FIBK Class A Common Stock, the “FIBK Common Stock”) outstanding as of the record date for such annual meeting constitutes less than twenty percent (20%) of the aggregate number of shares of FIBK Common Stock then outstanding on such record date, such that each share of FIBK Class B Common Stock as of such record date will be automatically converted as of such record date into one (1) fully paid and non-assessable share of FIBK Class A Common Stock pursuant to the articles of incorporation of the Surviving Entity (the “Conversion”). From the Signing Date until the date of the Conversion, FIBK and the Board of Directors of FIBK will not take any action (including repurchasing FIBK Class A Common Stock or issuing additional shares of FIBK Class B Common Stock) that would prevent the Conversion on such record date.  Effective as of the Effective Time, the bylaws of the Surviving Entity will be amended to contain analogous restrictions to the foregoing and to reflect certain other governance matters.

Closing Conditions

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement and the Articles Amendment by FIBK’s shareholders and adoption of the Merger Agreement by GWB’s stockholders, (2) authorization for listing on NASDAQ of the shares of FIBK Class A Common Stock to be issued in the Merger, subject to official notice of issuance, (3) the receipt of specified governmental consents and approvals, including from the Board of Governors of the Federal Reserve System, the Montana Division of Banking and Financial Institutions, and the Division of Banking of the South Dakota Department of Labor and Regulation, and termination or expiration of all applicable waiting periods in respect thereof, in each case without the imposition of a Burdensome Condition, (4) effectiveness of the registration statement on Form S-4 for the FIBK Class A Common Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or the Bank Merger or making the completion of the Merger or the Bank Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both FIBK and GWB and further provides that, upon termination of the Merger Agreement under certain circumstances, a termination fee of $105 million will be payable by FIBK to GWB or a termination fee of $70 million will be payable by GWB to FIBK.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding FIBK or GWB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding FIBK, GWB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of FIBK and GWB and also constitute a prospectus of FIBK, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of FIBK and GWB make with the Securities and Exchange Commission (the “SEC”).

Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, certain shareholders of FIBK (the “Scott Family Holders”) holding approximately 53.8% of the voting power represented by issued and outstanding shares of FIBK Common Stock entered into a support agreement (the “Support Agreement”) pursuant to which, among other things, each Scott Family Holder has agreed, subject to the terms of the Support Agreement, to (i) vote the shares of FIBK Common Stock owned by it in favor of the approval and adoption of the Merger Agreement and the Articles Amendment, and against any competing transaction and (ii) not transfer its shares of FIBK Common Stock, with certain limited exceptions. The Support Agreement will terminate upon termination of the Merger Agreement and certain other specified events, including, among others, if the Board of Directors of FIBK effects a recommendation change under the Merger Agreement. Each of FIBK and GWB is an express third party beneficiary of the Support Agreement and has the right to directly enforce the obligations of the parties thereto.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Stockholders’ Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Scott Family Holders entered into a stockholders’ agreement with FIBK (the “Stockholders’ Agreement”), which will become effective as of the closing of the Merger.

Under the Stockholders’ Agreement, for so long as the Scott Family Holders and certain other related parties (collectively, the “Stockholders”) hold greater than or equal to 15% of the shares of FIBK Common Stock, the Scott Family Holders will have the right to designate three directors to the Board of Directors of FIBK. If the Stockholders hold greater than or equal to 10% (but less than 15%) of the shares of FIBK Common Stock, the Scott Family Holders will have the right to designate two directors to the Board of Directors of FIBK. If the Stockholders hold greater than or equal to 5% (but less than 10%) of the shares of FIBK Common Stock, the Scott Family Holders will have the right to designate one director to the Board of Directors of FIBK. The Scott Family Holders will not have the right to designate any directors once the Stockholders hold less than 5% of the shares of FIBK Common Stock. For so long as they are entitled to designate at least one director, the Scott Family Holders will also be entitled to certain rights to designate observers on the Board of Directors of FIBK and to designate directors on the Board of Directors of the First Interstate BancSystem Foundation (“FIBK Foundation”). In addition, as promptly as practicable following the Effective Time, FIBK will make a contribution of $21,500,000 to the FIBK Foundation.

Under the Stockholders’ Agreement, if the Merger is consummated in accordance with the terms of the Merger Agreement, then FIBK will pay to the Scott Family Holders all reasonable and documented out-of-pocket expenses incurred by the Scott Family Holders in connection therewith, up to a maximum of $8.5 million.

The Stockholders’ Agreement also provides each of the Scott Family Holders party thereto (i) up to two “demand” registrations in the case of a marketed underwritten offering and (ii) up to four underwritten block trades, in any 12-month period and customary “piggyback” registration rights. The Stockholders’ Agreement also provides that FIBK will indemnify the registration rights holders against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, a copy of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed by FIBK (Commission File No. 001-34653) with the SEC on the date hereof and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits
Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of September 15, 2021, by and between Great Western Bancorp, Inc. and First Interstate BancSystem, Inc.*
10.1	Support Agreement, dated as of September 15, 2021, by and among each of the shareholders of First Interstate BancSystem, Inc. listed therein.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about FIBK’s, GWB’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between FIBK and GWB (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK’s, GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s, GWB’s or the combined company’s results.

All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward-looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC, and in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended December 31, 2020, March 31, 2021 and June 30, 2021, and its other filings with the SEC.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, FIBK will file with the SEC a Registration Statement on Form S-4 to register the shares of FIBK capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of FIBK and GWB that also constitutes a prospectus of FIBK. The definitive joint proxy statement/prospectus will be sent to the shareholders of FIBK and stockholders of GWB seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FIBK, GWB, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FIBK or GWB through the website maintained by the SEC at http://www.sec.gov or from FIBK at its website, www.fibk.com, or from GWB at its website, www.greatwesternbank.com. Documents filed with the SEC by FIBK will be available free of charge by accessing the “SEC Filings” page of FIBK’s website at www.fibk.com/sec-filings, or alternatively by directing a request by mail or telephone to First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: John Stewart, Deputy Chief Financial Officer, telephone: 406-255-5311, and documents filed with the SEC by GWB will be available free of charge by accessing GWB’s website at www.greatwesternbank.com under the tab “Investor Relations” and then under the heading “Financial Info – Documents” or, alternatively, by directing a request by telephone or mail to Great Western Bancorp Inc., 225 South Main Avenue, Sioux Falls, South Dakota 57104, (605) 988-9253.

Participants in the Solicitation

FIBK, GWB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FIBK and stockholders of GWB in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of FIBK and GWB and other persons who may be deemed to be participants in the solicitation of shareholders of FIBK and stockholders of GWB in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about FIBK, the directors and executive officers of FIBK and their ownership of FIBK common stock is also set forth in the definitive proxy statement for FIBK’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 14, 2021, and other documents subsequently filed by FIBK with the SEC. Additional information about GWB, the directors and executive officers of GWB and their ownership of GWB common stock can also be found in GWB’s definitive proxy statement in connection with its 2021 Annual Meeting of Stockholders, as filed with the SEC on December 23, 2020, and other documents subsequently filed by GWB with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

By:	/s/ Donald J. Straka
Name:	Donald J. Straka
Title:	General Counsel and Secretary

Date: September 20, 2021